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TAXABLE BOND & MONEY MARKET FUNDS

CASH MANAGEMENT

GOVERNMENT

INVESTMENT GRADE

FUND FOR INCOME

ANNUAL REPORT
September 30, 2000



Bond Market Overview
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

We are pleased to present this Bond Market Overview of the annual reports for the First Investors taxable bond and money market funds for the fiscal year ended September 30, 2000.

The primary factors that influenced the bond market and performance of all of the bond funds were the strong economy, low inflation, tightening of monetary policy and the federal budget surplus. Short-term yields moved higher during the past twelve months, as the two-year Treasury rate began the period at 5.60% and ended the period at 5.98%. However, long-term yields declined, as the ten-year Treasury note began the period at 5.88% and ended the period at 5.80%.

In its tenth year of the current expansion, the U.S. economy remained remarkably robust. Often referred to as the "New Economy," it has been notable for strong growth with low inflation. As measured by the gross domestic product, economic growth was a strong 5.3% during the past twelve months. In fact, the fourth quarter 1999's annualized growth rate of 8.3% was the highest rate since 1984. With the economy running at full tilt, the unemployment rate fell to a 30-year low of 3.9% in September -- a level that many economists would term "full employment." Despite the extremely tight labor market, wage gains remained relatively moderate.

Even with the rapid growth and low unemployment, inflation remained mild. The consumer price index (CPI), a key gauge of inflation, rose 3.5% during the past twelve months. The primary factor driving the rate upward was the increase in oil prices, which hit their highest level in ten years in September. When the volatile food and energy components are excluded, the CPI rose only 2.6%, just .59% faster than one year ago. The keys to this ongoing benign inflation environment have been the increase in global competition and the enhanced productivity of U.S. companies, due in large part to technology investment. As the reporting period came to a close, the economy began to show signs of slowing to a more moderate growth rate.

In response to the prevailing economic conditions, the Federal Reserve Board ("Fed") continued to raise interest rates. Concerned that the pace of economic growth and the tight labor market would create inflation, the Fed raised the benchmark federal funds rate four times over the past year, for a total of 125 basis points (1.25%). At their meeting on October 3rd, the Fed indicated satisfaction with the moderating economy, but remained concerned about the tight labor market and watchful of the inflationary impact of higher oil prices.



Bond Market Overview (continued)
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
FIRST INVESTORS FUND FOR INCOME, INC.

In addition to the economy and the Fed's policy, the federal budget surplus was another key factor in bond market performance. High tax receipts from both the strong economy (income taxes) and the stock market (capital gains taxes) have produced substantial reserves for the U.S. Treasury. This year, the federal government had a $236 billion surplus, which is projected to grow to a cumulative surplus of $2.9 trillion over the next ten years. The decreased need for debt has shrunk the supply of Treasury securities, as the Treasury Department has reduced issuance and bought back long-term bonds in the open market this year. This has created a perception of scarcity of Treasury securities and has helped lower long-term interest rates.

An interesting and rare phenomenon occurred in the bond market at the beginning of the year -- an inverted yield curve. Normally, interest rates on bonds with longer maturities are higher than interest rates on bonds with shorter maturities due to the former's greater interest rate risk. However, the interest rates on longer maturity bonds have fallen below those of shorter maturities, as investors have flocked to "long bonds" due to the perceived scarcity of high-quality bonds. The inversion can be traced to the Fed's raising of short-term rates as well as the fact that the budget surplus has reduced the supply of long-term Treasury bonds.

Generally, most sectors of the bond market posted strong returns during the past twelve months, with the Lehman Aggregate Bond Market Index up 6.99%. Long-term Treasury bonds provided the highest total returns, rising more than 10% due to their perceived shortage. Mortgage-backed bonds also posted solid performance, as the Lehman Mortgage-Backed Bond Index rose 7.42%. The sector was helped by the high level of housing activity, low prepayments on existing mortgages and declining supply. Returns in the investment grade corporate bond sector were moderate, as the Lehman Corporate Bond Index posted a gain of 5.84%. Returns were limited by the inverted yield curve, substantial new issue supply and deteriorating credit quality. High yield corporate bonds lagged behind other sectors, as the Lehman Corporate Bond High Yield Index was up .97%. The sector faced a number of difficulties, including rising default rates and lack of investor interest.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our shareholders to follow to reduce exposure to risk.* First, we encourage shareholders to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our shareholders to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our shareholders to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

October 31, 2000

* There are a variety of risks associated with investing in bond mutual funds, including interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.



Portfolio Manager's Letter
FIRST INVESTORS CASH MANAGEMENT FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 5.5% for Class A shares and 4.7% for Class B shares. The Fund maintained a $1.00 net asset value for each class of shares throughout the year.

The primary factors that drove the Fund's performance during the fiscal year were rising interest rates and security selection. Short-term interest rates rose sharply over the last year, as the Federal Reserve's target federal funds rate increased by a cumulative total of 125 basis points (1.25%) through a series of rate hikes from the fourth quarter of 1999 through the second quarter of 2000. More recently, however, the economy appears to be exhibiting signs of slowing and short-term interest rates have leveled off. Most market participants currently believe that the Fed will not need to raise interest rates again in the near future.

The Cash Management Fund continued to invest conservatively, investing only in short-term instruments considered to present minimal credit risk at the time of purchase. The Fund maintained a weighted average maturity similar to that of its peers through most of the last year. Late in the second quarter of 2000, however, the Fund took advantage of the steepness of the yield curve and extended its weighted average maturity. This aided the Fund's performance as the money market yield curve has since flattened.

The Fund also was able to realize additional returns by investing a small portion of its assets in floating rate securities, which generally perform well during rising interest rate environments. The Fund also effectively used short-term corporate bonds and notes as well as callable government agency securities to bolster returns, as these securities often provide higher returns than those available on other money market products.

While the returns offered by money market funds are generally lower than those offered by other types of mutual funds, the liquidity and relatively stable asset value nature of a money market fund remain key attractions for investors. Assets in taxable money market funds have risen by about 16% over this reporting period. This growth reflects investors' desire for safety and diversification among different asset classes in this current financial environment.

Going forward, the Fund will continue to be managed in a conservative manner, focusing on credit quality and liquidity. The Fund will continue to purchase only those securities considered at the time of purchase to present minimal market and credit risk.



Money market funds continue to be among the most conservative investment vehicles available, offering relative stability of principal, easy access to account information, generally free check writing privileges and a return that is, in most instances, higher than that available on bank savings and checking accounts. There can be no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MICHAEL J. O'KEEFE

Michael J. O'Keefe
Vice President
and Portfolio Manager

October 31, 2000



Portfolio of Investments
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
Principal                                                                     Interest                $10,000 of
   Amount   Security                                                             Rate*         Value  Net Assets
----------------------------------------------------------------------------------------------------------------
            CORPORATE NOTES--77.2%
  $7,600M   Anheuser-Busch Cos., Inc., 11/13/00                                  6.45%  $  7,539,881      $  410
     500M   Anheuser-Busch Cos., Inc., 3/1/01                                    7.01        500,801          27
   3,200M   Campbell Soup Co., 12/4/00                                           6.48      3,162,506         172
   4,900M   Campbell Soup Co., 12/6/00                                           6.48      4,840,821         263
   1,700M   Chevron Corp., 10/2/00                                               6.55      1,699,381          93
   1,800M   Clorox Co., 7/15/01                                                  6.99      1,824,647          99
   5,000M   Coca-Cola Co., 10/27/00                                              6.47      4,975,733         271
   7,000M   Dow Chemical Co., 10/4/00                                            6.55      6,994,903         381
   1,000M   Dow Jones & Co., Inc., 12/1/00                                       6.54        998,558          54
   1,000M   Dow Jones & Co., Inc., 12/1/00                                       6.95        997,835          54
   3,500M   Du Pont (E.I.) de Nemours & Co., 10/11/00                            6.53      3,499,554         190
   1,000M   Eastman Kodak Co., 10/2/00                                           6.72        999,627          54
   7,000M   Eastman Kodak Co., 10/18/00                                          6.47      6,977,141         380
   2,000M   Ford Capital BV, 5/15/01                                             7.40      2,024,030         110
     530M   Ford Motor Credit Co., 10/6/00                                       6.61        529,971          29
   2,500M   Ford Motor Credit Co., 11/8/00                                       6.60      2,498,778         136
   1,385M   Ford Motor Credit Co., 1/25/01                                       6.73      1,380,129          75
   1,048M   Ford Motor Credit Co., 1/25/01                                       7.19      1,043,027          57
   2,500M   General Electric Capital Corp., 10/5/00                              6.50      2,497,742         136
   2,000M   General Electric Capital Corp., 4/3/01                               6.78      1,991,728         108
     875M   General Electric Capital Corp., 4/3/01                               7.18        869,611          47
   6,000M   H.J. Heinz Co., 10/16/00                                             6.48      5,982,598         326
   8,000M   Hewlett-Packard Co., 10/26/00                                        6.50      7,962,431         433
   4,100M   Kellogg Co., 10/16/00                                                6.47      4,088,161         223
   5,000M   McGraw-Hill Cos., Inc., 11/21/00                                     6.47      4,953,061         270
   4,000M   National Rural Utilities Corp., 11/16/00                             6.47      3,966,066         216
     900M   Nationsbank Corp., 3/15/01                                           6.78        895,925          49
   2,000M   New York Times Co., Inc., 10/2/00                                    6.51      1,999,275         109
   5,000M   New York Times Co., Inc., 10/2/00                                    6.55      4,998,179         272
   1,582M   New York Times Co., Inc., 12/13/00                                   6.48      1,560,909          85
   8,400M   Peoples Gas Light and Coke Co., 10/23/00                             6.49      8,365,139         455
   4,300M   PepsiCo, Inc., 10/18/00                                              6.50      4,286,015         233
   7,000M   PPG Industries, Inc., 10/30/00                                       6.48      6,962,125         379
   9,000M   Prudential Funding Corp., 10/20/00                                   6.49      8,967,497         488
   3,000M   Texaco, Inc., 10/25/00                                               6.48      2,986,454         163
   1,540M   Wal-Mart Stores, Inc., 4/1/01                                        6.85      1,552,727          85
   2,000M   Wal-Mart Stores, Inc., 4/1/01                                        7.33      2,012,101         110
   1,500M   Walt Disney Co., 3/30/01                                             6.76      1,497,381          82
   1,000M   Walt Disney Co., 3/30/01                                             6.79        998,132          54
   2,515M   Walt Disney Co., 3/30/01                                             7.28      2,504,061         136
   7,400M   Washington Gas Light Co., 10/26/00                                   6.52      7,365,141         401
----------------------------------------------------------------------------------------------------------------
Total Value of Corporate Notes (cost $141,749,782)                                       147,749,782       7,715
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                                          Amount
                                                                                                        Invested
                                                                                                        For Each
Principal                                                                     Interest                $10,000 of
   Amount   Security                                                             Rate*         Value  Net Assets
----------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--15.8%
  $1,000M   Fannie Mae, 10/2/00                                                  6.58%  $    999,899     $    54
   1,500M   Fannie Mae, 10/16/00                                                 6.60      1,498,474          82
   1,000M   Fannie Mae, 11/20/00                                                 6.50        997,457          54
   3,750M   Fannie Mae, 12/18/00                                                 6.72      3,760,897         205
   3,000M   Fannie Mae, 7/17/01                                                  6.65      2,985,030         163
   2,000M   Federal Home Loan Bank, 10/16/00                                     6.60      1,999,177         109
     500M   Federal Home Loan Bank, 12/29/00                                     6.75        498,498          27
   2,150M   Federal Home Loan Bank, 8/7/01                                       6.95      2,150,000         117
   3,000M   Federal Home Loan Bank, 10/5/01                                      6.72      3,000,000         163
   5,450M   Freddie Mac, 1/26/01                                                 7.11      5,416,170         295
   3,000M   Freddie Mac, 7/13/01                                                 7.02      3,000,000         163
   2,700M   Freddie Mac, 8/28/01                                                 6.83      2,698,994         147
----------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
(cost $29,004,596)                                                                        29,004,596       1,579
----------------------------------------------------------------------------------------------------------------
            FLOATING RATE NOTES--6.0%
   5,600M   AT&T Corp., 3/8/01                                                   6.56      5,599,760         305
   3,000M   First Union Corp., 10/27/00                                          7.10      3,000,000         163
   1,000M   Merrill Lynch & Co., Inc., 5/8/01                                    6.82      1,000,603          54
   1,500M   Merrill Lynch & Co., Inc., 8/10/01                                   6.76      1,500,929          82
----------------------------------------------------------------------------------------------------------------
Total Value of Floating Rate Notes (cost $11,101,292)                                     11,101,292         604
----------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $181,855,670) +                                 99.0%   181,855,670       9,898
Other Assets, Less Liabilities                                                    1.0      1,875,205         102
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                      100.0%  $183,730,875     $10,000
================================================================================================================

* The interest rates shown for the corporate notes and U.S. Government agency obligations are the effective rates at the time of purchase by the Fund. The interest rates shown on the floating rate notes are adjusted periodically and are the rates in effect at September 30, 2000.

+ Aggregate cost for federal income tax purposes is the same.

See notes to financial statements




Portfolio Manager's Letter
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 6.4% for Class A shares and 5.6% for Class B shares, compared to a return of 6.5% for the Lipper Government National Mortgage Association
(GNMA) fund group. During the period, the Fund declared dividends from net investment income of 65.9 cents per share on Class A shares and 57.5 cents per share on Class B shares.

The Government Fund continued to invest primarily in Government National Mortgage Association (GNMA) mortgage-backed bonds ("Ginnie Maes"). The primary factors that drove the Fund's performance during the reporting period were declining long-term Treasury yields, the inversion of the Treasury yield curve and a favorable prepayment environment. The favorable prepayment environment reflected both the high level of housing turnover and reduced level of refinancing activity by homeowners.

In aggregate, prices on Ginnie Maes changed little over the course of the past twelve months. Lower coupon Ginnie Maes provided higher total returns than higher coupon bonds, reflecting both rising short-term rates and falling long-term rates. The interest rate spread between current coupon Ginnie Maes and Treasury securities widened approximately 20 basis points (.2%) during the past twelve months. This widening occurred primarily during the first several months of 2000, as ten-year Treasury note yields declined from 6.79% in mid-January to 5.78% in early April. Issuance of mortgage-backed bonds fell substantially, down 50% from the prior twelve month period.

The Fund's strategy focused on managing interest rate risk and prepayment risk. Interest rate risk was managed by changing the amount and average maturity of the Fund's Treasury securities (generally 5%-10% of the Fund's assets). Prepayment risk was managed by adjusting the average coupon rate of mortgage-backed holdings.

In response to the inversion of the yield curve (described in the Bond Market Overview) which caused high coupon mortgage-backed bonds to underperform, the Fund sold its highest coupon holding in March (GNMA 9%, which represented 11% of the Fund's assets). The Fund purchased Federal National Mortgage Association (FNMA) mortgage-backed bonds ("Fannie Maes") with the proceeds from the sale, rather than other Ginnie Maes, as Fannie Maes had become increasingly attractive relative to Ginnie Maes due to Congressional scrutiny of FNMA's status as a government-sponsored enterprise. Fannie Mae holdings reached 18% of the Fund's assets in April. The Fund subsequently benefited from the higher yield of the Fannie Maes and price appreciation relative to Ginnie Maes, as concern over FNMA's status receded.

The Fund also benefited from the sale of one-third of its position in GNMA 6-1/2% coupons (5% of total assets) and the purchase of 30-year Treasury bonds in May, as the Treasury market rallied through August due to perceived scarcity of Treasury securities. The Fund's performance had been limited earlier in the year due to its lack of exposure to the Treasury market. The Fund ended the reporting period with 95% of its assets in mortgage-backed bonds (82% Ginnie Maes, 13% Fannie Maes) and 5% in 30-year Treasury bonds.

Thank you for placing your trust in First Investors. As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
and Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS GOVERNMENT FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Government Fund, Inc. (Class A shares), the Salomon
Brothers Mortgage Index and the Salomon Brothers Government Index.

                                   As of September 30, 2000

            FIRST INVESTORS      SALOMON          SALOMON
               GOVERNMENT        MORTGAGE        GOVERNMENT
                  FUND            INDEX            INDEX
JAN 91          $ 9,375          $10,000         $10,000
DEC 91           10,814           11,565          11,529
DEC 92           11,490           12,417          12,359
DEC 93           11,948           13,292          13,679
DEC 94           11,564           13,101          13,218
DEC 95           13,296           15,299          15,650
DEC 96           13,763           16,119          16,110
DEC 97           14,918           17,613          17,665
SEP 98           15,818           18,684          19,419
SEP 99           15,897           19,134          19,087
SEP 00           16,911           20,557          20,452

(INSET BOX IN CHART READS:)

                       Average Annual Total Returns*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                 6.38%           (.28%)
  Five Years               5.66%           4.31%
  Ten Years                6.54%           5.85%
  S.E.C. 30-Day Yield              5.61%
Class B Shares
  One Year                 5.56%           1.56%
  Five Years               4.90%           4.56%
  Since Inception
  (1/12/95)                6.05%           5.92%
  S.E.C. 30-Day Yield              5.26%

The graph compares a $10,000 investment in the First
Investors Government Fund, Inc. (Class A shares) beginning 1/1/91 with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index. The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended
  9/30/00) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (.72%), 3.96% and 5.57%, respectively, and the S.E.C. 30-Day Yield for September 2000 would have been 5.20%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 1.12%, 4.21% and 5.55%, respectively, and the S.E.C. 30-Day Yield for September 2000 would have been 4.87%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS GOVERNMENT FUND, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            MORTGAGE-BACKED CERTIFICATES--94.8%
            Federal National Mortgage Association--13.0%
 $16,245M     8%, 9/1/2027-4/1/2030                                         $ 16,484,564     $ 1,303
            Government National Mortgage Association I
            Program--41.2%
   9,195M     6.50%, 5/15/2029                                                 8,866,370         701
  28,342M     7%, 7/15/2027-11/15/2028                                        27,952,476       2,208
   6,725M     7.50%, 1/15/2030                                                 6,749,738         533
   8,469M     8%, 4/15/2030-6/15/2030                                          8,629,630         682
            Government National Mortgage Association II
            Program--40.6%
  40,165M     7%, 6/20/2023-10/20/2029                                        39,433,879       3,115
  11,881M     7.50%, 12/20/2022-10/20/2023                                    11,903,121         940
----------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $120,911,789)              120,019,778       9,482
----------------------------------------------------------------------------------------------------
            U.S GOVERNMENT OBLIGATIONS--4.2%
   6,000M   U.S. Treasury Bond, 5.25%, 11/15/2028
              (cost $5,147,174)                                                5,375,628         425
----------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--.7%
     850M   Nestle Capital Corp., 6.51%, 10/3/00 (cost $849,539)                 849,539          67
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $126,908,502)              99.7%            126,244,945       9,974
Other Assets, Less Liabilities                               0.3                 332,392          26
----------------------------------------------------------------------------------------------------
Net Assets                                                 100.0%           $126,577,337     $10,000
====================================================================================================

See notes to financial statements




Portfolio Managers' Letter
FIRST INVESTORS INVESTMENT GRADE FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 5.0% for Class A shares and 4.3% for Class B shares, compared to a return of 5.0% for the Lipper BBB investment grade bond fund group. During the period, the Fund declared dividends from net investment income of 58.4 cents per share on Class A shares and 51.9 cents per share on Class B shares. The Fund also declared a capital gains distribution of 1.0 cents per share on Class A and Class B shares. During the reporting period, the Fund increased its earning power, raising monthly dividends three times -- from 4.8 cents per share as the year began to 5.1 cents per share at its close.

The primary factor that drove the Fund's performance during the reporting period was the revaluation of corporate bonds relative to Treasuries. While yields on long maturity Treasury securities fell substantially, corporate yields did not fall in tandem. Corporate bonds as a group were revalued, as markets required more yield as compensation for the rising uncertainty about inflation, future growth rates and economy-wide credit risks. Thus, corporate bondholders received yields that stayed even or increased slightly, even as Treasury yields declined.

Corporates are always priced at higher yields than Treasury securities, which pose no credit risk. Retirement of long-term Treasuries, coupled with heavy corporate bond issuance, widened the yield spread between the two. While corporate yields have not increased markedly, credit spreads grew wider and more attractive versus Treasuries, as Treasury yields fell. In this environment, new bond issues required relatively high yields to get the deals done. Several sectors became "cheap," as issuers rushed to raise capital.

One theme this year, "event risk," is a byproduct of softness in some parts of the equity markets, as some issuers took credit damaging actions, such as leveraged buy-outs (LBOs), leveraged recapitalizations or stock buybacks. As some stock prices languished, related bonds sometimes became suspect, as bond investors become wary of management attempts to use aggressive financial tools to "unlock shareholder value." Huge amounts of capital are available to fund LBOs, which often work to the detriment of bondholders.

Business risk is always present, even in the excellent environment we have now, but earnings shortfalls and negative surprises have been treated very harshly this year. To many investors, 2000 is also seen as a transition -- or slowing down -- year for domestic and international economies. Transition also describes domestic politics, as Congressional and Presidential elections are upon us.



The Fund participated selectively in new issues sold under conditions favorable to investors -- those with high yields. We increased the Fund's duration only slightly. Most holdings remained of intermediate maturity, which was the best performing part of the corporate yield curve. The Fund acquired more highly liquid issues, which were much sought after by the market. The Fund benefited from its weighting -- and specific holding choices -- in the finance sector, especially banks.

In general, during a period of frequent downgrades, the Fund avoided the worst instances of credit deterioration. The Fund held a position in Xerox, whose business is suffering, but sold it before the worst deterioration. The Fund stayed selective in the telecommunications sector, an area where heavy issuance is required to pay for very aggressive investment spending worldwide.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ GEORGE V. GANTER

George V. Ganter
Vice President
and Co-Portfolio Manager

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
and Co-Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First
Investors Investment Grade Fund (Class A shares) and the Lehman
Brothers Corporate Bond Index.

                                   As of September 30, 2000

           INVESTMENT GRADE         LEHMAN
                 FUND        CORPORATE BOND INDEX
FEB 91         $ 9,375             $10,000
DEC 91          10,621              11,702
DEC 92          11,498              12,719
DEC 93          12,857              14,266
DEC 94          12,263              13,705
DEC 95          14,642              16,754
DEC 96          14,993              17,304
DEC 97          16,363              19,074
SEP 98          17,719              20,585
SEP 99          17,327              20,296
SEP 00          18,199              21,482

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                 5.03%          (1.50%)
  Five Years               5.35%           4.00%
  Since Inception
  (2/19/91)                7.13%           6.42%
  S.E.C. 30-Day Yield              6.19%
Class B Shares
  One Year                 4.31%            .31%
  Five Years               4.63%           4.29%
  Since Inception
  (1/12/95)                6.32%           6.19%
  S.E.C. 30-Day Yield              5.91%

The graph compares a $10,000 investment in the First
Investors Investment Grade Fund (Class A shares) beginning 2/19/91 (inception date) with a theoretical investment in the Lehman Brothers Corporate Bond Index. The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, nonconvertible investment grade dollar-denominated, S.E.C.- registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $100 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended
  9/30/00) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (1.75%), 3.67% and 5.81%, respectively, and the S.E.C. 30-Day Yield for September 2000 would have been 5.88%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been .05%, 3.96% and 5.80%, respectively, and the S.E.C. 30-Day Yield for September 2000 would have been 5.57%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Corporate Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            CORPORATE BONDS--91.3%
            Aerospace/Defense--5.0%
    $700M   Honeywell International, Inc., 6.875%, 2005                       $  699,282     $   128
     700M   Precision Castparts Corp., 8.75%, 2005                               715,500         131
     700M   Raytheon Co., 6.15%, 2008                                            641,136         117
     700M   Thiokol Corp., 6.625%, 2008                                          670,832         122
----------------------------------------------------------------------------------------------------
                                                                               2,726,750         498
----------------------------------------------------------------------------------------------------
            Apparel/Textiles--.5%
     250M   VF Corp., 9.50%, 2001                                                253,451          46
----------------------------------------------------------------------------------------------------
            Automotive --6.6%
     750M   DaimlerChrysler NA Holdings Corp., 8%, 2010                          774,242         142
     800M   Goodyear Tire & Rubber Co., 8.50%, 2007                              823,874         150
     650M   Lear Corp., 7.96%, 2005                                              619,718         113
     730M   Navistar International Corp., 8%, 2008                               678,900         124
     700M   Visteon Corp., 8.25%, 2010                                           702,939         128
----------------------------------------------------------------------------------------------------
                                                                               3,599,673         657
----------------------------------------------------------------------------------------------------
            Chemicals--2.6%
     750M   Du Pont (E.I.) de Nemours & Co., 8.125%, 2004                        779,651         143
     700M   Lubrizol Corp., 7.25%, 2025                                          663,794         121
----------------------------------------------------------------------------------------------------
                                                                               1,443,445         264
----------------------------------------------------------------------------------------------------
            Conglomerates--1.3%
     700M   Hanson PLC, 7.875%, 2010                                             694,798         127
----------------------------------------------------------------------------------------------------
            Consumer Products--1.8%
     300M   Dial Corp., 6.50%, 2008                                              271,101          49
     735M   Mattel, Inc., 6%, 2003                                               692,908         126
----------------------------------------------------------------------------------------------------
                                                                                 964,009         175
----------------------------------------------------------------------------------------------------
            Electrical Equipment--1.0%
     550M   Emerson Electric Co., 7.875%, 2005                                   574,871         105
----------------------------------------------------------------------------------------------------
            Energy--4.8%
     700M   Baroid Corp., 8%, 2003                                               724,828         132
     500M   Mobil Corp., 8.625%, 2021                                            567,551         104
     750M   Phillips Petroleum Co., 7.20%, 2023                                  652,227         119
     700M   Repsol International Finance, 7.45%, 2005                            708,294         129
----------------------------------------------------------------------------------------------------
                                                                               2,652,900         484
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Entertainment/Leisure--1.9%
  $  350M   Time Warner, Inc., 6.875%, 2018                                   $  313,466      $   57
     700M   Walt Disney Co., 7.30%, 2005                                         711,313         130
----------------------------------------------------------------------------------------------------
                                                                               1,024,779         187
----------------------------------------------------------------------------------------------------
            Financial Services--13.7%
     700M   Associates Corp. of North America, 7.875%, 2001                      707,403         129
     700M   Bank of America Corp., 7.80%, 2010                                   721,645         132
     700M   Bank One Corp., 7.875%, 2010                                         719,632         131
     700M   Chase Manhattan Corp., 7.875%, 2010                                  729,920         133
     800M   Citicorp, 8%, 2003                                                   817,330         149
     800M   First Union Corp., 7.70%, 2005                                       813,767         149
     750M   Fleet Capital Trust II, 7.92%, 2026                                  683,493         125
     775M   Huntington National Bank, 8%, 2010                                   785,852         143
     750M   Republic NY Corp., 7.75%, 2009                                       754,691         138
     775M   Washington Mutual, Inc., 8.25%, 2010                                 795,046         145
----------------------------------------------------------------------------------------------------
                                                                               7,528,779       1,374
----------------------------------------------------------------------------------------------------
            Food/Beverage/Tobacco--7.0%
     750M   Anheuser-Busch Companies, Inc., 7%, 2005                             749,771         137
     550M   Coca-Cola Enterprises, Inc., 7.875%, 2002                            556,047         102
     700M   Hershey Foods Corp., 6.70%, 2005                                     697,353         127
     725M   Pepsi Bottling Group, Inc., 7%, 2029                                 666,436         122
     500M   Philip Morris Companies, Inc., 7.125%, 2002                          495,402          90
     650M   Universal Corp., 9.25%, 2001                                         654,051         119
----------------------------------------------------------------------------------------------------
                                                                               3,819,060         697
----------------------------------------------------------------------------------------------------
            Gas Transmission--2.5%
     700M   Columbia Energy Group, 6.80%, 2005                                   674,538         123
     700M   Enron Corp., 7.125%, 2007                                            697,295         127
----------------------------------------------------------------------------------------------------
                                                                               1,371,833         250
----------------------------------------------------------------------------------------------------
            Healthcare--3.9%
     725M   Johnson & Johnson, 6.625%, 2009                                      712,880         130
     750M   Tenet Healthcare Corp., 8.625%, 2007                                 746,250         136
     700M   Warner-Lambert Co., 6%, 2008                                         660,367         121
----------------------------------------------------------------------------------------------------
                                                                               2,119,497         387
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Investment/Finance Companies--4.0%
  $  750M   Ford Motor Credit Co., 7.50%, 2005                                $  754,733     $   138
     700M   General Electric Capital Corp., 7.875%, 2006                         737,876         135
     700M   General Motors Acceptance Corp., 6.625%, 2005                        682,226         125
----------------------------------------------------------------------------------------------------
                                                                               2,174,835         398
----------------------------------------------------------------------------------------------------
            Media--5.3%
     750M   Cox Enterprises, Inc., 8%, 2007 +                                    765,692         140
     700M   New York Times Co., Inc., 7.625%, 2005                               726,553         133
     750M   News America Holdings, Inc., 8.50%, 2005                             783,502         143
     700M   PanAmSat Corp., 6.375%, 2008                                         630,467         115
----------------------------------------------------------------------------------------------------
                                                                               2,906,214         531
----------------------------------------------------------------------------------------------------
            Miscellaneous--1.0%
     600M   Allied Waste, Inc. N.A., 7.625%, 2006                                537,000          98
----------------------------------------------------------------------------------------------------
            Paper/Forest Products--1.3%
     700M   International Paper Co., 8.125%, 2005 +                              722,706         132
----------------------------------------------------------------------------------------------------
            Retail - Food/Drug--2.3%
     700M   Kroger Co., 7%, 2018                                                 608,782         111
     650M   Safeway, Inc., 7.25%, 2004                                           649,837         119
----------------------------------------------------------------------------------------------------
                                                                               1,258,619         230
----------------------------------------------------------------------------------------------------
            Retail - General Merchandise--3.8%
     700M   Federated Department Stores, Inc., 7.45%, 2017                       614,580         112
     750M   Target Corp., 7.50%, 2010                                            751,475         137
     700M   Wal-Mart Stores, Inc., 8%, 2006                                      739,329         135
----------------------------------------------------------------------------------------------------
                                                                               2,105,384         384
----------------------------------------------------------------------------------------------------
            Telecommunications--11.3%
     700M   Deutsche Telekom AG, 8%, 2010                                        719,649         132
     725M   Global Crossing Holding, Ltd., 9.125%, 2006                          719,563         132
     725M   Metromedia Fiber Network, Inc., 10%, 2009                            681,500         124
     725M   MetroNet Communications Corp., 0%-9.95%, 2008                        592,688         108
     700M   New York Telephone Co., 7.25%, 2024                                  629,119         115
     600M   Pacific Bell Telephone Co., 7%, 2004                                 601,567         110
     725M   Sprint Capital Corp., 6.375%, 2009                                   664,460         121
     750M   Vodafone AirTouch PLC, 7.75%, 2010 +                                 765,672         140
     800M   WorldCom, Inc., 8.875%, 2006                                         826,033         151
----------------------------------------------------------------------------------------------------
                                                                               6,200,251       1,133
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Transportation--4.2%
  $  480M   Canadian National Railway Co., 6.45%, 2006                        $  454,254      $   83
     750M   Continental Airlines, Inc., 8.388%, 2020                             762,836         139
     400M   Eletson Holdings, Inc., 9.25%, 2003                                  384,000          70
     700M   Norfolk Southern Corp., 7.35%, 2007                                  691,083         126
----------------------------------------------------------------------------------------------------
                                                                               2,292,173         418
----------------------------------------------------------------------------------------------------
            Utilities--5.5%
     735M   Consumers Energy Co., 6.375%, 2008                                   677,100         123
     547M   Niagara Mohawk Holdings, Inc., 7.625%, 2005                          551,292         101
     725M   Northwestern Public Service Co., 7.10%, 2005                         727,714         133
     311M   Old Dominion Electric Cooperative, 7.97%, 2002                       312,429          57
     750M   PP&L Capital Funding, Inc., 8.375%, 2007                             756,239         138
----------------------------------------------------------------------------------------------------
                                                                               3,024,774         552
----------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $50,563,138)                             49,995,801       9,127
----------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS--1.3%
            Housing
     800M   Virginia State Housing Dev. Auth., 6.51%, 2019
              (cost $689,972)                                                    712,000         130
----------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--5.7%
   1,000M   U.S. Treasury Notes, 7.875%, 2004                                  1,070,313         195
   2,000M   U.S. Treasury Notes, 6.625%, 2007                                  2,073,750         379
----------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $3,091,953)                   3,144,063         574
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $54,345,063)               98.3%             53,851,864       9,831
Other Assets, Less Liabilities                               1.7                 925,217         169
----------------------------------------------------------------------------------------------------
Net Assets                                                 100.0%            $54,777,081     $10,000
====================================================================================================

+ See Note 4

See notes to financial statements




Portfolio Manager's Letter
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 2.5% for Class A shares and 1.8% for Class B shares, compared to a return of -.02% for the Lipper high yield bond fund group. During the period, the Fund declared dividends from net investment income of
38.4 cents per share on Class A shares and 36.0 cents per share on Class B shares.

The primary factors that drove the Fund's performance during the fiscal year were an increase in the number of defaults among high yield issuers and a decline in investor demand for high yield bonds.

The past twelve months have been a difficult time for the high yield bond market, and it underperformed all other domestic fixed income classes. The Federal Reserve increased short-term interest rates, equity volatility roiled markets in the spring, and concerns began to mount at mid-year regarding an economic slowdown and inflationary pressures. These macro-factors combined to cause a deterioration in the dynamics of the high yield market.

The yield spread between Treasury securities and high yield bonds widened considerably, and liquidity in the marketplace declined as dealers became increasingly unwilling to hold inventories of -- or make bids for -- the bonds they had underwritten. In part because of the difficulty raising additional debt or equity capital, there was a marked increase in the number of issuers forced to default on their bonds. Also, high yield mutual funds saw steady outflows as result of the pessimistic environment. Investors shunned risk and gravitated toward investments of higher credit quality. These outflows compounded problems by forcing mutual funds to sell their bonds into a tough market.

In this challenging environment, the Fund For Income performed well on a relative basis, outpacing a majority of the funds in its peer group. A number of factors aided the Fund's performance during the reporting period. Because of the prevailing investor sentiment, the Fund's upper tier issues (bonds at the higher end of the speculative bond ratings scale) performed better than lower tier issues by a wide margin. Rising oil prices led to good performance of holdings in the energy sector. In addition, some traditionally defensive sectors, such as cable providers, also performed well. The Fund was aided by positive event risk, as a number of mergers and acquisitions produced credit upgrades and enhanced prices. For example, Intermedia Communications and VoiceStream Wireless, who are to be acquired by Worldcom and Deutsche Telekom, respectively, both turned in outstanding performances.



Portfolio Manager's Letter (continued)
FIRST INVESTORS FUND FOR INCOME, INC.

The Fund had several holdings with disappointing performance, including bonds in the steel and theater exhibitor sectors.
Telecommunication holdings were also hard hit, particularly
"wireline" companies or CLECs (Competitive Local Exchange Carriers). Healthcare holdings underperformed, and some issuers experienced defaults.

Going forward, we will likely see a continuation of current market conditions. However, exceptional values exist in high yield bonds, and for long-term investors, this may be an opportune time to enter the market. We look forward to an event (for example, a mild winter) which may spark a turnaround and help stabilize the high yield market. As always, the Fund will remain vigilant in its research, focusing on stable and improving credits, seeking to avoid defaults, while continuing to pursue value in the high yield marketplace.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ NANCY W. JONES

Nancy W. Jones
Vice President
and Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS FUND FOR INCOME, INC.

Comparison of change in value of $10,000 investment in the First
Investors Fund For Income, Inc. (Class A shares) and the CS First
Boston High Yield Index.

                                   As of September 30, 2000

                               CS FIRST BOSTON
           FUND FOR INCOME     HIGH YIELD INDEX
JAN 91         $ 9,375            $10,000
DEC 91          13,386             14,375
DEC 92          15,622             16,770
DEC 93          18,444             19,941
DEC 94          18,551             19,748
DEC 95          21,990             23,180
DEC 96          24,938             26,059
DEC 97          28,085             29,350
SEP 98          28,221             28,734
SEP 99          29,104             29,869
SEP 00          29,820             30.442

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                 2.46%          (3.91%)
  Five Years               7.06%           5.69%
  Ten Years               11.31%          10.59%
  S.E.C. 30-Day Yield              9.75%
Class B Shares
  One Year                 1.81%          (2.19%)
  Five Years               6.52%           6.21%
  Since Inception
  (1/12/95)                7.85%           7.72%
  S.E.C. 30-Day Yield              9.70%

The graph compares a $10,000 investment in the First
Investors Fund For Income, Inc. (Class A shares) beginning 1/1/91 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. As of 9/30/00, the Index consisted of 1,623 different issues, 1,353 of which were cash pay, 168 were zero-coupon, 5 were step bonds, 12 were pay-in-kind bonds and the remaining 85 were in default. As of 9/30/00, the bonds included in the Index had an average life of 7.4 years, an average maturity of 7.4 years, an average duration of 4.4 years and an average coupon of 10.2%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended
  9/30/00) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charges was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The unusually high current yields offered reflect the substantial risks associated with investments in high yield bonds. The issuers of the bonds pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures from CS First Boston Corporation and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            CORPORATE BONDS--83.7%
            Aerospace/Defense--1.5%
 $ 2,000M   Burke Industries, Inc., 10%, 2007                                $   680,000      $   13
   3,000M   DeCrane Aircraft Holdings, Inc., 12%, 2008                         2,775,000          53
   1,600M   L-3 Communications Corp., 10.375%, 2007                            1,640,000          31
   3,000M   L-3 Communications Corp., 8%, 2008                                 2,715,000          52
----------------------------------------------------------------------------------------------------
                                                                               7,810,000         149
----------------------------------------------------------------------------------------------------
            Agricultural Products--.8%
   6,900M   Terra Industries, Inc., 10.50%, 2005                               4,347,000          83
----------------------------------------------------------------------------------------------------
            Apparel/Textiles--1.9%
   4,480M   GFSI, Inc., 9.625%, 2007                                           3,382,400          64
   7,750M   Polymer Group, Inc., 9%, 2007                                      5,928,750         113
   2,250M   Worldtex, Inc., 9.625%, 2007 ++                                      573,750          11
----------------------------------------------------------------------------------------------------
                                                                               9,884,900         188
----------------------------------------------------------------------------------------------------
            Automotive--2.6%
   4,000M   Accuride Corp., 9.25%, 2008                                        3,380,000          64
   4,075M   Cambridge Industries, Inc., 10.25%, 2007 ++                        1,059,500          21
   4,800M   Collins & Aikman Products Co., 11.50%, 2006                        4,620,000          87
   2,000M   Cooperative Computing, Inc., 9%, 2008                                790,000          15
   4,200M   Exide Corp., 10%, 2005                                             3,213,000          61
   5,795M   Safelite Glass Corp., 9.875%, 2006 ++                                 72,438           1
   2,500M   Special Devices, Inc., 11.375%, 2008                                 750,000          14
----------------------------------------------------------------------------------------------------
                                                                              13,884,938         263
----------------------------------------------------------------------------------------------------
            Building Materials--.8%
   2,500M   American Architectural Products Corp., 11.75%,
            2007 ++                                                              537,500          10
   4,000M   Nortek, Inc., 9.125%, 2007                                         3,790,000          72
----------------------------------------------------------------------------------------------------
                                                                               4,327,500          82
----------------------------------------------------------------------------------------------------
            Chemicals--6.6%
   8,550M   AEP Industries, Inc., 9.875%, 2007                                 7,353,000         140
   9,800M   Huntsman Polymers Corp., 11.75%, 2004                              9,947,000         190
   5,350M   Hydrochem Industrial Services, Inc., 10.375%, 2007                 4,092,750          78
   9,500M   Lyondell Chemical Co., 10.875%, 2009                               9,203,125         175
   4,500M   Texas Petrochemicals Corp., 11.125%, 2006                          3,757,500          72
----------------------------------------------------------------------------------------------------
                                                                              34,353,375         655
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Consumer Products--1.5%
 $ 3,420M   AKI, Inc., 10.50%, 2008                                          $ 2,736,000       $  51
   3,000M   Chattem, Inc., 8.875%, 2008                                        2,385,000          46
   2,050M   Corning Consumer Products Co., 9.625%, 2008                          840,500          16
   2,135M   Hines Horticulture, Inc., 11.75%, 2005                             2,102,975          40
----------------------------------------------------------------------------------------------------
                                                                               8,064,475         153
----------------------------------------------------------------------------------------------------
            Containers/Packaging--1.9%
   3,250M   Radnor Holdings Corp., 10%, 2003                                   2,892,500          55
   4,500M   Tekni-Plex, Inc., 12.75%, 2010 +                                   4,455,000          85
   2,200M   U.S. Can Corp., 10.125%, 2006                                      2,376,000          45
----------------------------------------------------------------------------------------------------
                                                                               9,723,500         185
----------------------------------------------------------------------------------------------------
            Durable Goods Manufacturing--1.0%
   1,750M   Amtrol, Inc., 10.625%, 2006                                        1,513,750          29
   1,500M   Columbus McKinnon Corp., 8.50%, 2008                               1,327,500          25
   2,500M   Day International Group, Inc., 11.125%, 2005                       2,462,500          47
----------------------------------------------------------------------------------------------------
                                                                               5,303,750         101
----------------------------------------------------------------------------------------------------
            Energy--2.4%
   3,750M   Giant Industries, Inc., 9.75%, 2003                                3,717,187          71
   3,750M   Gulf Canada Resources, Ltd., 9.625%, 2005                          3,876,563          74
   2,000M   RBF Finance Co., 11.375%, 2009                                     2,312,500          44
   3,000M   Tesoro Petroleum Corp., 9%, 2008                                   2,936,250          56
----------------------------------------------------------------------------------------------------
                                                                              12,842,500         245
----------------------------------------------------------------------------------------------------
            Entertainment/Leisure--1.4%
   3,890M   Carmike Cinemas, Inc., 9.375%, 2009 ++                             1,128,100          22
   4,000M   KSL Recreation Group, Inc., 10.25%, 2007                           3,940,000          75
   4,000M   Loews Cineplex Entertainment Corp., 8.875%, 2008                   1,540,000          29
   2,445M   Outboard Marine Corp., 10.75%, 2008                                  965,775          18
----------------------------------------------------------------------------------------------------
                                                                               7,573,875         144
----------------------------------------------------------------------------------------------------
            Financial --.7%
   4,500M   Bay View Capital Corp., 9.125%, 2007                               3,442,500          66
----------------------------------------------------------------------------------------------------
            Food Service--.9%
   5,000M   Domino's, Inc., 10.375%, 2009                                      4,775,000          91
----------------------------------------------------------------------------------------------------
            Food/Beverage/Tobacco--1.9%
   5,000M   Canandaigua Brands, Inc., 8.50%, 2009                              4,850,000          92
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Food/Beverage/Tobacco (continued)
 $ 3,500M   Di Giorgio Corp., 10%, 2007                                      $ 3,097,500      $   59
   2,000M   International Home Foods, Inc., 10.375%, 2006                      2,150,000          41
----------------------------------------------------------------------------------------------------
                                                                              10,097,500         192
----------------------------------------------------------------------------------------------------
            Gaming/Lodging--1.8%
     250M   Hollywood Park, Inc., 9.25%, 2007                                    256,250           5
   1,550M   Isle of Capri Casinos, Inc., 8.75%, 2009                           1,449,250          28
   3,500M   Park Place Entertainment Corp., 9.375%, 2007                       3,570,000          68
   4,000M   Prime Hospitality Corp., 9.25%, 2006                               3,935,000          75
----------------------------------------------------------------------------------------------------
                                                                               9,210,500         176
----------------------------------------------------------------------------------------------------
            Healthcare--4.1%
   2,250M   ALARIS Medical Systems, Inc., 9.75%, 2006                          1,721,250          33
   3,750M   CONMED Corp., 9%, 2008                                             3,164,062          60
   5,200M   Fisher Scientific International, Inc., 9%, 2008                    4,836,000          92
   4,400M   Genesis Health Ventures, Inc., 9.75%, 2005 ++                        396,000           8
   5,750M   Integrated Health Services, Inc., 10.25%, 2006 ++                    129,375           2
   1,400M   Leiner Health Products, Inc., 9.625%, 2007                           609,000          12
   6,689M   Owens & Minor, Inc., 10.875%, 2006                                 6,931,476         133
   1,500M   Packard Bioscience, Inc., 9.375%, 2007                             1,398,750          27
   2,300M   Tenet Healthcare Corp., 8.625%, 2007                               2,288,500          43
----------------------------------------------------------------------------------------------------
                                                                              21,474,413         410
----------------------------------------------------------------------------------------------------
            Information Technology/Office Equipment--3.3%
   4,400M   ChipPac International, Ltd., 12.75%, 2009                          4,680,500          89
   5,500M   Exodus Communications, Inc., 10.75%, 2009 +                        5,293,750         101
   1,720M   Exodus Communications, Inc., 11.625%, 2010                         1,732,900          33
   4,200M   Rhythms NetConnections, Inc., 12.75%, 2009                         2,751,000          52
   4,000M   Rhythms NetConnections, Inc., 14%, 2010                            2,660,000          51
----------------------------------------------------------------------------------------------------
                                                                              17,118,150         326
----------------------------------------------------------------------------------------------------
            Media (Cable TV/Broadcasting)--12.4%
   2,000M   Century Communications Corp., 9.50%, 2005                          1,920,000          37
   5,000M   Charter Communications Holdings, LLC, 8.625%, 2009                 4,500,000          86
   1,000M   Charter Communications Holdings, LLC, 10%, 2009                      980,000          19
   2,000M   Charter Communications Holdings, LLC, 10.25%, 2010                 1,960,000          37
   5,000M   Comcast United Kingdom Cable Partners, Ltd.,
              0%-11.20%, 2007                                                  4,762,500          91
   4,750M   Diamond Cable Communications PLC, 0%-11.75%, 2005                  4,524,375          86
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Media (Cable TV/Broadcasting) (continued)
 $ 7,650M   Diva Systems Corp., 0%-12.625%, 2008                             $ 3,480,750      $   66
  15,200M   Echostar DBS, 9.375%, 2009                                        14,972,000         286
   6,500M   Mediacom LLC/Mediacom Capital Corp., 8.50%, 2008                   6,110,000         116
   4,000M   Mediacom LLC/Mediacom Capital Corp., 7.875%, 2011                  3,560,000          68
   2,000M   NTL, Inc., 11.50%, 2008                                            1,927,500          37
   1,385M   Rogers Communications, Inc., 9.125%, 2006                          1,391,925          27
   2,700M   Rogers Communications, Inc., 8.875%, 2007                          2,716,875          52
   3,000M   Sinclair Broadcasting Group, Inc., 10%, 2005                       2,947,500          56
   5,850M   Star Choice Communications, Inc., 13%, 2005                        6,347,250         120
   3,000M   Young Broadcasting Corp., 10.125%, 2005                            3,030,000          58
----------------------------------------------------------------------------------------------------
                                                                              65,130,675       1,242
----------------------------------------------------------------------------------------------------
            Media (Other)--3.2%
   4,000M   Garden State Newspapers, Inc., 8.625%, 2011                        3,740,000          71
   3,250M   Mail-Well I Corp., 8.75%, 2008                                     2,795,000          53
   8,000M   MDC Communications Corp., 10.50%, 2006                             7,320,000         140
   3,000M   Von Hoffman Press, Inc., 10.875%, 2007 +                           2,790,000          53
----------------------------------------------------------------------------------------------------
                                                                              16,645,000         317
----------------------------------------------------------------------------------------------------
            Mining/Metals--2.3%
   2,500M   Commonwealth Aluminum Corp., 10.75%, 2006                          2,400,000          46
   5,800M   Euramax International PLC, 11.25%, 2006                            5,104,000          98
   3,000M   Murrin Murrin Holdings Property, Ltd., 9.375%, 2007                2,715,000          51
   2,000M   Renco Metals, Inc., 11.50%, 2003                                     770,000          15
   4,000M   Wheeling-Pittsburgh Corp., 9.25%, 2007 ++                            820,000          16
----------------------------------------------------------------------------------------------------
                                                                              11,809,000         226
----------------------------------------------------------------------------------------------------
            Miscellaneous--2.9%
   5,500M   Allied Waste, Inc. N.A., 10%, 2009                                 4,785,000          91
   1,500M   Iron Mountain, Inc., 10.125%, 2006                                 1,522,500          29
   5,825M   Kindercare Learning Centers, Inc., 9.50%, 2009                     5,417,250         103
   2,000M   Loomis Fargo & Co., 10%, 2004                                      1,922,500          37
   1,286M   Pierce Leahy Corp., 11.125%, 2006                                  1,350,300          26
----------------------------------------------------------------------------------------------------
                                                                              14,997,550         286
----------------------------------------------------------------------------------------------------
            Paper/Forest Products--5.2%
   4,000M   Container Corp., 11.25%, 2004                                      4,040,000          77
   5,950M   Packaging Corporation of America, 9.625%, 2009                     6,039,250         115
   7,500M   Riverwood International Corp., 10.25%, 2006                        7,650,000         146
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Paper/Forest Products (continued)
  $6,452M   S.D. Warren Co., Inc., 14%, 2006                                 $ 7,145,500      $  136
   2,400M   Stone Container Corp., 10.75%, 2002                                2,433,000          46
----------------------------------------------------------------------------------------------------
                                                                              27,307,750         520
----------------------------------------------------------------------------------------------------
            Real Estate/Construction--.6%
   6,600M   Cathay International, Ltd., 13%, 2008 +                            3,349,500          64
----------------------------------------------------------------------------------------------------
            Retail - General Merchandise--.7%
   4,000M   Big 5 Corp., 10.875%, 2007                                         3,680,000          70
----------------------------------------------------------------------------------------------------
            Telecommunications--19.2%
   7,800M   E. Spire Communications, Inc., 0%-13%, 2005                        3,822,000          73
   5,000M   Global Crossing Holding, Ltd., 9.50%, 2009                         4,987,500          95
   3,500M   GT Group Telecom, Inc., 0%-13.25%, 2010                            1,505,000          29
   4,000M   Hyperion Telecommunications, Inc., 0%-13%, 2003                    3,415,000          65
   2,400M   ICG Services, Inc., 0%-10%, 2008 ++                                  348,000           7
   5,000M   Intermedia Communications, Inc., 8.50%, 2008                       4,775,000          91
   8,000M   Level 3 Communications, Inc., 9.125%, 2008                         6,890,000         132
   3,000M   Level 3 Communications, Inc., 0%-12.875%, 2010                     1,571,250          30
   2,500M   McCaw International, Ltd., 0%-13%, 2007                            1,900,000          36
   2,250M   Netia Holdings BV, 0%-11.25%, 2007                                 1,485,000          28
   5,500M   Nextel Communications, Inc., 0%-9.95%, 2008                        4,193,750          80
   7,000M   Nextlink Communications, Inc., 12.50%, 2006                        6,895,000         132
   2,750M   Nextlink Communications, Inc., 0%-9.45%, 2008                      1,687,812          32
   7,300M   Orion Network Systems, Inc., 11.25%, 2007                          4,252,250          81
   6,350M   Pac-West Telecommunications, Inc., 13.50%, 2009                    5,746,750         110
   1,800M   Powertel, Inc., 0%-12%, 2006                                       1,818,000          34
   4,000M   Powertel, Inc., 11.125%, 2007                                      4,340,000          83
   2,200M   Qwest Communications International, Inc.,
              0%-9.47%, 2007                                                   1,897,500          36
   9,000M   RCN Corp., 0%-11.125%, 2007                                        4,815,000          92
     300M   RCN Corp., 0%-11%, 2008                                              147,000           3
   4,500M   Tritel PCS, Inc., 0%-12.75%, 2009                                  3,037,500          58
   8,000M   Triton Communications, LLC, 0%-11%, 2008                           6,020,000         115
   5,500M   Viatel, Inc., 0%-12.50%, 2008                                      1,443,750          28
   7,522M   VoiceStream Wireless Corp., 10.375%, 2009                          8,152,108         154
   4,500M   Williams Communications Group, Inc.,
              10.875%, 2009                                                    4,140,000          79
   4,000M   Williams Communications Group, Inc.,
              11.875%, 2010 +                                                  3,825,000          73
   5,800M   World Access, Inc., 13.25%, 2008                                   4,350,000          83
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
Principal                                                                                   Invested
  Amount,                                                                                   For Each
Shares or                                                                                 $10,000 of
 Warrants   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Telecommunications (continued)
 $ 4,000M   Worldwide Fiber, Inc., 12%, 2009                                $  3,500,000      $   67
----------------------------------------------------------------------------------------------------
                                                                             100,960,170       1,926
----------------------------------------------------------------------------------------------------
            Transportation--2.1%
   2,500M   American Commercial Lines, LLC, 10.25%, 2008                       2,125,000          40
   9,250M   Eletson Holdings, Inc., 9.25%, 2003                                8,880,000         169
----------------------------------------------------------------------------------------------------
                                                                              11,005,000         209
----------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $527,257,454)                           439,118,521       8,369
----------------------------------------------------------------------------------------------------
            CONVERTIBLE BONDS--.7%
            Chemicals--.4%
   2,000M   Hexcel Corp., 7%, 2003                                             1,977,500          38
----------------------------------------------------------------------------------------------------
            Media (Other)--.3%
   2,000M   Mail-Well, Inc., 5%, 2002                                          1,580,000          30
----------------------------------------------------------------------------------------------------
Total Value of Convertible Bonds (cost $3,781,367)                             3,557,500          68
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--.8%
            Media (Cable TV/Broadcasting)--.8%
  75,577  * Echostar Communications Corp. - Class "A"                          3,986,687          76
----------------------------------------------------------------------------------------------------
            Telecommunications--.0%
   4,090  * Viatel, Inc.                                                          41,922           1
  18,224  * World Access, Inc.                                                    98,526           2
----------------------------------------------------------------------------------------------------
                                                                                 140,448           3
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $348,884)                                   4,127,135          79
----------------------------------------------------------------------------------------------------
            PREFERRED STOCKS--3.6%
            Financial --.2%
  40,800    Astoria Financial Corp., 12%, Series "B"                           1,050,600          20
----------------------------------------------------------------------------------------------------
            Media (Cable TV/Broadcasting)--3.4%
 166,171    CSC Holdings, Inc., 11.125%, PIK, Series "M"                      17,738,780         338
----------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $17,713,965)                            18,789,380         358
----------------------------------------------------------------------------------------------------
            WARRANTS--.3%
            Aerospace/Defense--.0%
   3,000  * DeCrane Aircraft Holdings, Inc. (expiring 9/30/08) +                      30          --
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
Warrants,                                                                                   Invested
Units or                                                                                    For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Media (Cable TV/Broadcasting)--.1%
  22,950  * Diva Systems Corp. (expiring 3/1/08) +                            $  321,300      $    6
 135,486  * Star Choice Communications, Inc. (expiring 12/15/05) +               355,651           7
----------------------------------------------------------------------------------------------------
                                                                                 676,951          13
----------------------------------------------------------------------------------------------------
            Mining/Metals--.0%
     200  * Gulf State Steel Acquisition Corp. (expiring 4/15/03) +                    2          --
----------------------------------------------------------------------------------------------------
            Telecommunications--.2%
  11,500  * E. Spire Communications, Inc. (expiring 11/1/05)                     178,250           3
   3,500  * GT Group Telecom, Inc. (expiring 2/1/10)                             245,000           5
   3,400  * McCaw International, Ltd. (expiring 4/15/07) +                         8,500          --
   5,600  * Powertel, Inc. (expiring 2/1/06)                                     350,000           7
----------------------------------------------------------------------------------------------------
                                                                                 781,750          15
----------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $323,739)                                        1,458,733          28
----------------------------------------------------------------------------------------------------
            UNITS--.4%
            Mining/Metals
   2,500    Russel Metals, Inc.** (cost $2,500,000)                            2,400,000          45
----------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--2.5%
 $ 7,500M   U.S. Treasury Notes, 7.25%, 2004                                   7,844,535         150
   5,000M   U.S. Treasury Notes, 7%, 2006                                      5,259,375         100
----------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $13,493,437)                 13,103,910         250
----------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.7%
   1,600M   Dow Chemical Co., 6.55%, 10/4/2000                                 1,598,835          30
  28,500M   Nestle Capital Corp., 6.51%, 10/3/2000                            28,484,525         543
----------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $30,083,360)                  30,083,360         573
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $595,502,206)              97.7%            512,638,539       9,770
Other Assets, Less Liabilities                               2.3              12,052,947         230
----------------------------------------------------------------------------------------------------
Net Assets                                                 100.0%           $524,691,486     $10,000
====================================================================================================

 * Non-income producing

** Each unit consists of one Russel Metals, Inc. 10% $600 guaranteed
   Senior Note due 2009 and one Russel Metals, Inc. USA LLC 10% $400 guaranteed Senior Note due 2009.

 + See Note 4

++ In default as to principal and/or interest payment

See notes to financial statements




Portfolio Composition
FIRST INVESTORS FUND FOR INCOME, INC.

The dollar weighted average of credit ratings of all bonds held by the
Fund during the fiscal year ended September 30, 2000 and the dollar weighted average of the total of the Fund's investments in zero coupon bonds, step bonds and pay-in-kind bonds during the 2000 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 2000 fiscal year and is not necessarily representative of the Fund as of the end of its 2000 fiscal year, the current fiscal year or at any other time in the future.
--------------------------------------------------------------------
                                               Comparable Quality of
                             Rated by          Unrated Securities to
                              Moody's         Bonds Rated by Moody's
--------------------------------------------------------------------
A1                            4.86%                         0.00%
Aaa                           2.28                          0.00
Baa                           0.14                          0.00
Ba1                           0.24                          0.00
Ba2                           2.72                          0.00
Ba3                           3.13                          0.00
B1                           12.43                          1.34
B2                           33.32                          0.00
B3                           27.34                          0.32
Caa1                          4.24                          0.00
Caa2                          0.75                          0.00
Caa3                          0.03                          0.00
Caa                           0.00                          2.04
Ca                            0.19                          0.00
C                             0.14                          0.00
--------------------------------------------------------------------
Zero Coupon Bonds            10.86%
Pay-in-kind Bonds            3.11%

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS
September 30, 2000

-----------------------------------------------------------------------------------------------
                                           CASH                      INVESTMENT
                                     MANAGEMENT      GOVERNMENT           GRADE          INCOME
-----------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $181,855,670    $126,908,502     $54,345,063    $595,502,206
                                   ============    ============    ============    ============
At value (Note 1A)                 $181,855,670    $126,244,945     $53,851,864    $512,638,539
Cash                                  4,962,404         297,901         291,307       1,115,564
Receivables:
Interest                              1,282,424         857,595         993,441      15,539,243
Shares sold                                  --          36,176          55,563         524,917
Investment securities sold                   --              --         778,253              --
Other assets                             24,200          27,482              64         232,843
                                   ------------    ------------    ------------    ------------
Total Assets                        188,124,698     127,464,099      55,970,492     530,051,106
                                   ------------    ------------    ------------    ------------
Liabilities
Payables:
Investment securities
  purchased                           3,000,000              --         778,866              --
Dividends payable                       861,600         606,644         265,210       4,323,675
Shares redeemed                         344,540         159,645          95,380         584,473
Accrued advisory fees                    72,194          60,302          26,110         310,215
Accrued expenses                        115,489          60,171          27,845         141,257
                                   ------------    ------------    ------------    ------------
Total Liabilities                     4,393,823         886,762       1,193,411       5,359,620
                                   ------------    ------------    ------------    ------------
Net Assets                         $183,730,875    $126,577,337     $54,777,081    $524,691,486
                                   ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                    $183,730,875    $149,357,331     $56,768,305    $625,048,028
Undistributed net investment
  income                                     --         199,472         136,382       3,944,051
Accumulated net realized loss
  on investments                             --     (22,315,909)     (1,634,407)    (21,436,926)
Net unrealized depreciation
  in value of investments                    --        (663,557)       (493,199)    (82,863,667)
                                   ------------    ------------    ------------    ------------
Total                              $183,730,875    $126,577,337     $54,777,081    $524,691,486
                                   ============    ============    ============    ============
Net Assets:
Class A                            $182,140,872    $123,685,097     $46,776,010    $501,348,749
Class B                             $ 1,590,003     $ 2,892,240     $ 8,001,071    $ 23,342,737

Shares outstanding (Note 6):
Class A                             182,140,872      11,306,390       4,906,175     138,207,294
Class B                               1,590,003         264,537         838,633       6,463,742

Net asset value and
  redemption price
  per share - Class A                     $1.00+         $10.94           $9.53           $3.63
                                   ============    ============    ============    ============
Maximum offering price
  per share - Class A
  (Net asset value/.9375)*                  N/A          $11.67          $10.17           $3.87
                                   ============    ============    ============    ============
Net asset value and offering
  price per share - Class B
  (Note 6)                                $1.00          $10.93           $9.54           $3.61
                                   ============    ============    ============    ============

* On purchases of $25,000 or more, the sales charge is reduced.
+ Also maximum offering price per share.

See notes to financial statements





Statement of Operations
FIRST INVESTORS
Year Ended September 30, 2000

-----------------------------------------------------------------------------------------------
                                           CASH                      INVESTMENT
                                     MANAGEMENT      GOVERNMENT           GRADE          INCOME
-----------------------------------------------------------------------------------------------
Investment Income

Income:
Interest                            $10,474,154      $9,597,856      $4,082,767     $50,176,515
Dividends (Note 1F)                          --              --              --       1,600,446
                                   ------------    ------------    ------------    ------------
Total Income                         10,474,154       9,597,856       4,082,767      51,776,961
                                   ------------    ------------    ------------    ------------
Expenses (Notes 1 and 3):
Advisory fees                           847,819       1,319,910         409,342       3,502,308
Distribution plan expenses -
  Class A                                    --         322,669         141,582       1,373,101
Distribution plan expenses -
  Class B                                17,504          29,664          73,869         189,423
Shareholder servicing costs             783,650         299,714         125,686         957,448
Professional fees                        35,500          32,625          10,004          91,021
Custodian fees                           49,242          25,994           8,630          48,965
Reports to shareholders                  86,320          25,920           9,200          84,890
Other expenses                           49,238          43,851          20,890          64,678
                                   ------------    ------------    ------------    ------------
Total expenses                        1,869,273       2,100,347         799,203       6,311,834
Less: Expenses waived or assumed       (488,668)       (573,477)       (138,724)             --
Custodian fees paid indirectly           (7,247)        (20,940)         (8,548)        (31,933)
                                   ------------    ------------    ------------    ------------
Net expenses                          1,373,358       1,505,930         651,931       6,279,901
                                   ------------    ------------    ------------    ------------
Net investment income                 9,100,796       8,091,926       3,430,836      45,497,060
                                   ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments (Note 2):

Net realized loss on investments             --      (2,538,112)     (1,632,279)     (9,220,347)

Net unrealized appreciation
  (depreciation) of
  investments                                --       2,348,645         823,722     (28,176,371)
                                   ------------    ------------    ------------    ------------
Net loss on investments                      --        (189,467)       (808,557)    (37,396,718)
                                   ------------    ------------    ------------    ------------
Net Increase in Net Assets
  Resulting from Operations         $ 9,100,796      $7,902,459      $2,622,279     $ 8,100,342
                                   ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

----------------------------------------------------------------------------------------------------------------
                                                  CASH MANAGEMENT                           GOVERNMENT
                                   --------------------------------------------    ----------------------------
                                     10/1/99 to       1/1/99 to       1/1/98 to      10/1/99 to      10/1/98 to
                                        9/30/00         9/30/99        12/31/98         9/30/00         9/30/99
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income               $ 9,100,796     $ 5,281,831     $ 7,183,007     $ 8,091,926     $ 8,610,226
Net realized gain (loss) on
  investments                                --              --             962      (2,538,112)       (212,801)
Net unrealized appreciation
  (depreciation) of investments              --              --              --       2,348,645      (7,728,801)
                                   ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
  in net assets
  resulting from operations           9,100,796       5,281,831       7,183,969       7,902,459         668,624
                                   ------------    ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income-Class A        (8,995,339)     (5,236,156)     (7,150,694)     (7,875,175)     (8,322,989)
Net investment income-Class B          (105,457)        (45,675)        (32,313)       (157,988)       (146,529)
Net realized gains-Class A                   --              --            (952)             --              --
Net realized gains-Class B                   --              --            (10)              --              --
                                   ------------    ------------    ------------    ------------    ------------
Total distributions                  (9,100,796)     (5,281,831)     (7,183,969)     (8,033,163)     (8,469,518)
                                   ------------    ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold           313,784,842     207,642,217     275,726,040       6,084,542      15,464,882
Value of shares issued
  for acquisitions**                         --              --              --              --              --
Reinvestment of distributions         8,620,002       4,502,460       7,004,723       6,493,800       6,905,530
Cost of shares redeemed            (307,626,554)  (205,252,197)    (261,823,090)    (28,907,305)    (35,078,160)
                                   ------------    ------------    ------------    ------------    ------------
                                     14,778,290       6,892,480      20,907,673     (16,328,963)    (12,707,748)
                                   ------------    ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold             2,599,192       2,740,803       2,414,995         826,979       1,200,503
Value of shares issued
  for acquisition**                          --              --              --              --              --
Reinvestment of distributions           101,099          36,167          30,219         130,988         122,997
Cost of shares redeemed              (3,761,951)     (1,619,923)     (1,217,975)     (1,279,078)     (1,012,485)
                                   ------------    ------------    ------------    ------------    ------------
                                     (1,061,660)      1,157,047       1,227,239        (321,111)        311,015
                                   ------------    ------------    ------------    ------------    ------------
Net increase (decrease) from
  share transactions                 13,716,630       8,049,527      22,134,912     (16,650,074)    (12,396,733)
                                   ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
  net assets                         13,716,630       8,049,527      22,134,912     (16,780,778)    (20,197,627)

Net Assets
Beginning of period                 170,014,245     161,964,718     139,829,806     143,358,115     163,555,742
                                   ------------    ------------    ------------    ------------    ------------
End of period+                     $183,730,875    $170,014,245    $161,964,718    $126,577,337    $143,358,115
                                   ============    ============    ============    ============    ============

+Includes undistributed
 net investment
 income of                         $         --    $         --    $         --    $    199,472    $    140,709
                                   ============    ============    ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                313,784,842     207,642,217     275,726,040         564,840       1,370,344
Issued for acquisitions**                    --              --              --              --              --
Issued for distributions
  reinvested                          8,620,002       4,502,460       7,004,723         602,038         617,466
Redeemed                           (307,626,554)   (205,252,197)   (261,823,090)     (2,685,806)     (3,133,789)
                                   ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
  in Class A
  shares outstanding                 14,778,290       6,892,480      20,907,673      (1,518,928)     (1,145,979)
                                   ============    ============    ============    ============    ============
Class B:
Sold                                  2,599,192       2,740,803       2,414,995          76,637         107,492
Issued for acquisition**                     --              --              --              --              --
Issued for distributions
  reinvested                            101,099          36,167          30,219          12,153          11,013
Redeemed                             (3,761,951)     (1,619,923)     (1,217,975)       (118,696)        (90,301)
                                   ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
  in Class B
  shares outstanding                 (1,061,660)      1,157,047       1,227,239         (29,906)         28,204
                                   ============    ============    ============    ============    ============

** See Note 7




----------------------------------------------------------------------------------------------
                                         INVESTMENT GRADE                    INCOME
                                  ----------------------------    ----------------------------
                                    10/1/99 to      10/1/98 to      10/1/99 to      10/1/98 to
                                       9/30/00         9/30/99         9/30/00         9/30/99
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income              $ 3,430,836     $ 3,161,838    $ 45,497,060    $ 40,923,339
Net realized gain (loss) on
  investments                       (1,632,279)         43,933      (9,220,347)       (807,500)
Net unrealized appreciation
(depreciation) of investments          823,722      (4,531,517)    (28,176,371)    (26,750,866)
                                  ------------    ------------    ------------    ------------
Net increase (decrease)
  in net assets
  resulting from operations          2,622,279      (1,325,746)      8,100,342      13,364,973
                                  ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income-Class A       (2,945,542)     (2,852,022)    (46,405,355)    (38,097,881)
Net investment income-Class B         (410,312)       (329,267)     (1,812,770)     (1,015,407)
Net realized gains-Class A             (19,371)       (315,829)             --              --
Net realized gains-Class B              (2,844)        (34,277)             --              --
                                  ------------    ------------    ------------    ------------
Total distributions                 (3,378,069)     (3,531,395)    (48,218,125)    (39,113,288)
                                  ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold            7,165,013      11,094,669      30,975,758      28,824,653
Value of shares issued
  for acquisitions**                        --              --     174,400,627              --
Reinvestment of distributions        2,324,117       2,502,015      32,019,270      27,082,488
Cost of shares redeemed            (11,020,632)    (10,073,591)    (86,139,336)    (52,103,604)
                                  ------------    ------------    ------------    ------------
                                    (1,531,502)      3,523,093     151,256,319       3,803,537
                                  ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold            2,455,564       3,650,939       7,386,450       7,314,849
Value of shares issued
  for acquisition**                         --              --       7,454,721              --
Reinvestment of distributions          304,845         270,893         936,426         574,750
Cost of shares redeemed             (1,998,830)     (1,308,933)     (4,527,291)     (2,187,378)
                                  ------------    ------------    ------------    ------------
                                       761,579       2,612,899      11,250,306       5,702,221
                                  ------------    ------------    ------------    ------------
Net increase (decrease) from
  share transactions                  (769,923)      6,135,992     162,506,625       9,505,758
                                  ------------    ------------    ------------    ------------
Net increase (decrease) in
  net assets                        (1,525,713)      1,278,851     122,388,842     (16,242,557)

Net Assets
Beginning of period                 56,302,794      55,023,943     402,302,644     418,545,201
                                  ------------    ------------    ------------    ------------
End of period+                     $54,777,081     $56,302,794    $524,691,486    $402,302,644
                                  ============    ============    ============    ============

+Includes undistributed
 net investment
 income of                         $   136,382     $    61,400    $  3,944,051    $  6,665,116
                                  ============    ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                   757,808       1,100,406       8,165,881       6,963,528
Issued for acquisitions**                   --              --      45,133,723              --
Issued for distributions
  reinvested                           245,595         247,887       8,452,131       6,527,820
Redeemed                            (1,167,515)     (1,001,822)    (22,726,423)    (12,582,818)
                                  ------------    ------------    ------------    ------------
Net increase (decrease)
  in Class A
  shares outstanding                  (164,112)        346,471      39,025,312         908,530
                                  ============    ============    ============    ============
Class B:
Sold                                   260,288         361,388       1,950,006       1,776,869
Issued for acquisition**                    --              --       1,936,922              --
Issued for distributions
  reinvested                            32,190          26,886         248,665         139,057
Redeemed                              (211,217)       (130,878)     (1,196,640)       (534,681)
                                  ------------    ------------    ------------    ------------
Net increase (decrease)
  in Class B
  shares outstanding                    81,261         257,396       2,938,953       1,381,245
                                  ============    ============    ============    ============

See notes to financial statements




Notes to Financial Statements

1. Significant Accounting Policies--First Investors Cash Management Fund, Inc. ("Cash Management Fund"), First Investors Government Fund, Inc. ("Government Fund"), First Investors Investment Grade Fund ("Investment Grade Fund"), a series of First Investors Series Fund ("Series Fund"), and First Investors Fund For Income, Inc. ("Income Fund") are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies. Each Fund accounts separately for its assets, liabilities and operations of the Fund. Series Fund offers four additional series which are not included in this report. The objective of each Fund is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Income Fund primarily seeks high current income and secondarily seeks capital appreciation.

A. Security Valuation--The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. With respect to each of the other Funds, except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Funds' officers in a manner specifically authorized by the Board of Directors/Trustees.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes.

At September 30, 2000, capital loss carryovers were as follows:

                                                  Year Capital Loss Carryovers Expire
                                  ---------------------------------------------------------------------------------
Fund                Total         2001         2002         2003         2004         2005         2007        2008
----                -----         ----         ----         ----         ----         ----         ----        ----
Government    $19,795,655   $       --  $18,573,783     $     --   $  204,508   $       --     $     --  $1,017,364
Income         11,300,823    1,762,042      135,416      646,669    4,514,945    2,942,771      379,237     919,743


C. Distributions to Shareholders--The Cash Management Fund declares distributions daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income of each of the other Funds are generally declared daily and paid monthly and distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post-October capital losses.

D. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the accounting period. Actual results could differ from those estimates.



Notes to Financial Statements (continued)

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund are allocated among and charged to the assets of each Fund in Series Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of Income Fund are recognized as dividend income and recorded at the market value of the shares received. During the year ended September 30, 2000, Income Fund recognized $1,539,246 from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. For the year ending September 30, 2000, the Bank of New York, custodian for the Funds, has provided total credits in the amount of $68,668 against custodian charges based on the uninvested cash balances of the Funds.

2. Security Transactions--For the year ended September 30, 2000, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term U.S. Government obligations and short-term securities) were as follows:

                                                                          Long-Term U.S.
                                     Securities                   Government Obligations
                            ----------------------------    ----------------------------
                                 Cost of        Proceeds         Cost of        Proceeds
Fund                           Purchases      from Sales       Purchases      from Sales
----                        ------------    ------------    ------------    ------------
Government                   $        --     $        --     $55,197,277     $65,849,005
Investment Grade              29,591,740      26,424,816       3,841,953       6,225,737
Income                        57,003,586      98,582,337       5,330,156              --


At September 30, 2000, aggregate cost and net unrealized depreciation of securities for federal income tax purposes were as follows:

                                                   Gross           Gross             Net
                               Aggregate      Unrealized      Unrealized      Unrealized
Fund                                Cost    Appreciation    Depreciation    Depreciation
----                        ------------    ------------    ------------    ------------
Government                  $126,908,502     $   228,454     $   892,011     $   663,557
Investment Grade              54,345,063         638,131       1,131,330         493,199
Income                       595,502,206       9,986,066      92,849,733      82,863,667




3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors/trustees of the Funds are officers and directors of the Funds' investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC") its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank ("FIFSB"), custodian of the Funds' Individual Retirement Accounts. Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2000, total directors/trustees fees accrued by the Funds amounted to $37,775.

The Investment Advisory Agreements provide as compensation to FIMCO an annual fee, payable monthly, at the following rates:

Cash Management Fund--.50% of the Fund's average daily net assets.

Government Fund--1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has voluntarily waived 40% of the 1% annual fee on the first $200 million of Government Fund's average daily net assets for the year ended September 30, 2000.

Investment Grade Fund--.75% on the first $300 million of the Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million, and .66% on average daily assets over $750 million. FIMCO waived 20% of the .75% annual fee on the first $300 million of the Fund's average daily net assets for the year ended September 30, 2000.

Income Fund-- .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to
 .66% on average daily net assets over $750 million.

For the year ended September 30, 2000, total advisory fees accrued to FIMCO by the Funds were $6,079,379 of which $609,829 was waived. In addition, FIMCO assumed $591,040 of the Cash Management and Investment Grade Funds expenses.

For the year ended September 30, 2000, FIC, as underwriter, received $1,147,448 in commissions from the sale of shares of the Funds after allowing $113,551 to other dealers. Shareholder servicing costs included $1,462,970 in transfer agent fees accrued to ADM and $294,713 in IRA custodian fees accrued to FIFSB. For the year ended September 30, 2000, FIC received contingent deferred sales charges from the redemption of



Notes to Financial Statements (continued)

Class B shares of the Cash Management Fund in the amount of $35,829. In addition, Class B shares are subject to distribution plan fees which are payable monthly to FIC at the annual rate of up to 1% of the Class B shares average daily net assets.

For the year ended September 30, 2000, FIC received $17,504 in distribution plan fees from the Cash Management Fund. Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each of the other Funds is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annual basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund.

4. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 2000, Investment Grade Fund held three 144A securities with an aggregate value of $2,254,070 representing 4.1% of the Fund's net assets and Income Fund held ten 144A securities with an aggregate value of $20,398,733 representing 3.9% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk-- The investments of Income Fund in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Capital--At September 30, 2000, paid-in capital of the Cash Management Fund amounted to $183,730,875. The Fund sells two classes of shares, Class A and Class B, each without an initial sales charge. Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Funds. Each of the other Funds also sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years.
Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.
Of the 5,000,000,000 shares originally authorized by the Cash Management Fund, the Fund has designated 2,500,000,000 shares as Class A and 2,500,000,000 shares as Class B. Of the 1,000,000,000 shares originally authorized by both Government Fund and Income Fund, each Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B. Series Fund, of which Investment Grade Fund is a series, has established an unlimited number of shares of beneficial interest for both Class A and Class B shares.

7. Reorganization--On March 14, 2000, the First Investors Fund For
Income, Inc. ("Income Fund") acquired all of the net assets of the First Investors High Yield Fund, Inc. ("High Yield Fund") and the Executive Investors High Yield Fund ("Executive High Yield Fund") in connection with tax-free reorganizations that were approved by the High Yield Fund and Executive High Yield Fund shareholders. The Income Fund issued 41,380,062 Class A shares and 1,936,922 Class B shares to the High Yield Fund and 3,753,611 Class A shares to the Executive High Yield Fund in connection with the reorganizations. In return, it received net assets of $167,350,876 from the High Yield Fund (which included $21,301,059 of unrealized depreciation and $10,784,903 in accumulated net realized losses) and $14,504,472 in net assets from the Executive High Yield Fund (which included $1,748,230 in unrealized depreciation and $256,977 in accumulated net realized losses). The Income Fund's shares were issued at their current net asset values as of the date of the reorganizations.
The aggregate net assets of the Income Fund, High Yield Fund and Executive High Yield Fund immediately before the acquisition were $575,064,172 consisting of Income Fund $393,208,824 ($377,900,590 Class
A and $15,308,234 Class B), High Yield Fund $167,350,876 ($159,896,155
Class A and $7,454,721 Class B) and Executive High Yield Fund
$14,504,472, respectively.



Financial Highlights

FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

---------------------------------------------------------------------------------------------------------------------------------
                                                              P E R   S H A R E   D A T A
               ------------------------------------------------------------------------------------------------------------------
                                                                                 Less Distributions
                                    Income from Investment Operations                          from
                             ----------------------------------------     -------------------------
               Net Asset                   Net Realized                                                                 Net Asset
                  Value,            Net  and Unrealized    Total from            Net            Net                        Value,
               Beginning     Investment  Gain (Loss) on    Investment     Investment       Realized          Total         End of
               of Period         Income     Investments    Operations         Income           Gain  Distributions         Period
---------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------
Class A
-------
1995(d)           $ 1.00          $.053           $ --          $.053          $.053           $ --          $.053         $ 1.00
1996(d)             1.00           .048             --           .048           .048             --           .048           1.00
1997(d)             1.00           .049             --           .049           .049             --           .049           1.00
1998(d)             1.00           .048             --           .048           .048             --           .048           1.00
1999(c)             1.00           .032             --           .032           .032             --           .032           1.00
2000(e)             1.00           .054             --           .054           .054             --           .054           1.00

Class B
-------
1995(b)             1.00           .044             --           .044           .044             --           .044           1.00
1996(d)             1.00           .040             --           .040           .040             --           .040           1.00
1997(d)             1.00           .041             --           .041           .041             --           .041           1.00
1998(d)             1.00           .041             --           .041           .041             --           .041           1.00
1999(c)             1.00           .027             --           .027           .027             --           .027           1.00
2000(e)             1.00           .046             --           .046           .046             --           .046           1.00
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
---------------
Class A
-------
1995(d)           $10.50          $ .71          $ .82          $1.53          $ .72           $ --          $ .72         $11.31
1996(d)            11.31            .68           (.30)           .38            .64             --            .64          11.05
1997(d)            11.05            .69            .21            .90            .66             --            .66          11.29
1998(a)            11.29            .49            .18            .67            .47             --            .47          11.49
1999(e)            11.49            .63           (.58)           .05            .61             --            .61          10.93
2000(e)            10.93            .65            .02            .67            .66             --            .66          10.94

Class B
-------
1995(b)            10.52            .63            .80           1.43            .64             --            .64          11.31
1996(d)            11.31            .60           (.31)           .29            .56             --            .56          11.04
1997(d)            11.04            .61            .21            .82            .59             --            .59          11.27
1998(a)            11.27            .42            .19            .61            .40             --            .40          11.48
1999(e)            11.48            .54           (.57)          (.03)           .53             --            .53          10.92
2000(e)            10.92            .57            .02            .59            .58             --            .58          10.93
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                 R A T I O S / S U P P L E M E N T A L   D A T A
                  ------------------------------------------------------------------------------------------------
                                                                             Ratio to Average Net
                                                Ratio to Average Net        Assets Before Expenses
                                                      Assets++                 Waived or Assumed
                                              -----------------------       -----------------------
                                                                  Net                           Net      Portfolio
                   Total        Net Assets                 Investment                    Investment       Turnover
                  Return*    End of Period    Expenses         Income       Expenses         Income           Rate
                     (%)     (in millions)         (%)            (%)            (%)            (%)            (%)
------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------
Class A
-------
1995(d)             5.42           $129            .70           5.29           1.18           4.81             --
1996(d)             4.89            134            .70           4.78           1.19           4.29             --
1997(d)             4.98            140            .77           4.87           1.19           4.45             --
1998(d)             4.92            160            .80           5.00           1.14           4.66             --
1999(c)             3.29            158            .80+          4.33+          1.14+          3.99+            --
2000(e)             5.50            182            .80           5.36           1.08           5.08             --

Class B
-------
1995(b)             4.46           $ .1           1.45+          4.54+          1.93+          4.06+            --
1996(d)             4.11             .1           1.45           4.03           1.94           3.54             --
1997(d)             4.20             .3           1.52           4.12           1.94           3.70             --
1998(d)             4.14              1           1.55           4.25           1.89           3.91             --
1999(c)             2.72              2           1.55+          3.58+          1.89+          3.24+            --
2000(e)             4.72              2           1.55           4.61           1.83           4.33             --
------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
---------------
Class A
-------
1995(d)            14.98           $217           1.38           6.50           1.61           6.27            163
1996(d)             3.51            187           1.39           6.15           1.64           5.90            121
1997(d)             8.40            170           1.34           6.16           1.64           5.86            134
1998(a)             6.03            161           1.28+          5.71+          1.62+          5.37+            62
1999(e)              .50            140           1.19           5.58           1.57           5.20             99
2000(e)             6.38            124           1.12           6.05           1.55           5.62             26

Class B
-------
1995(b)            13.94              1           2.13+          5.75+          2.37+          5.51+           163
1996(d)             2.73              1           2.09           5.45           2.34           5.20            121
1997(d)             7.60              2           2.04           5.46           2.34           5.16            134
1998(a)             5.54              3           1.98+          5.01+          2.32+          4.67+            62
1999(e)             (.25)             3           1.93           4.84           2.31           4.46             99
2000(e)             5.56              3           1.87           5.30           2.30           4.87             26
------------------------------------------------------------------------------------------------------------------




Financial Highlights
FIRST INVESTORS

---------------------------------------------------------------------------------------------------------------------------------
                                                              P E R   S H A R E   D A T A
               ------------------------------------------------------------------------------------------------------------------
                                                                                 Less Distributions
                                    Income from Investment Operations                          from
                             ----------------------------------------     -------------------------
               Net Asset                   Net Realized                                                                 Net Asset
                  Value,            Net  and Unrealized    Total from            Net            Net                        Value,
               Beginning     Investment  Gain (Loss) on    Investment     Investment       Realized          Total         End of
               of Period         Income     Investments    Operations         Income           Gain  Distributions         Period
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
---------------------
Class A
-------
1995(d)           $ 9.24          $ .64          $1.10          $1.74          $ .64           $ --          $ .64         $10.34
1996(d)            10.34            .62           (.39)           .23            .62            .02            .64           9.93
1997(d)             9.93            .62            .25            .87            .61            .03            .64          10.16
1998(a)            10.16            .46            .36            .82            .45             --            .45          10.53
1999(e)            10.53            .57           (.79)          (.22)           .58            .07            .65           9.66
2000(e)             9.66            .60           (.14)           .46            .58            .01            .59

Class B
-------
1995(b)             9.26            .54           1.10           1.64            .55             --            .55          10.35
1996(d)            10.35            .55           (.39)           .16            .55            .02            .57           9.94
1997(d)             9.94            .55            .26            .81            .55            .03            .58          10.17
1998(a)            10.17            .41            .36            .77            .40             --            .40          10.54
1999(e)            10.54            .50           (.79)          (.29)           .51            .07            .58           9.67
2000(e)             9.67            .54           (.14)           .40            .52            .01            .53           9.54
---------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
-----------
Class A
-------
1995(d)           $ 3.81          $ .38          $ .30          $ .68          $ .36           $ --          $ .36         $ 4.13
1996(d)             4.13            .39            .14            .53            .37             --            .37           4.29
1997(d)             4.29            .38            .14            .52            .38             --            .38           4.43
1998(a)             4.43            .29           (.26)           .03            .29             --            .29           4.17
1999(e)             4.17            .40           (.27)           .13            .38             --            .38           3.92
2000(e)             3.92            .35           (.26)           .09            .38             --            .38           3.63

Class B
-------
1995(b)             3.81            .31            .33            .64            .32             --            .32           4.13
1996(d)             4.13            .38            .12            .50            .35             --            .35           4.28
1997(d)             4.28            .34            .15            .49            .35             --            .35           4.42
1998(a)             4.42            .26           (.26)            --            .26             --            .26           4.16
1999(e)             4.16            .37           (.27)           .10            .36             --            .36           3.90
2000(e)             3.90            .33           (.26)           .07            .36             --            .36           3.61
---------------------------------------------------------------------------------------------------------------------------------

  *  Calculated without sales charges
  +  Annualized
 ++  Net of expenses waived or assumed (Note 3).
(a)  For the period January 1, 1998 to September 30, 1998.
(b)  For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c)  For the period January 1, 1999 to September 30, 1999.
(d)  For the calendar year ended December 31.
(e)  For the fiscal year ended September 30.



------------------------------------------------------------------------------------------------------------------
                                 R A T I O S / S U P P L E M E N T A L   D A T A
                  ------------------------------------------------------------------------------------------------
                                                                             Ratio to Average Net
                                                Ratio to Average Net        Assets Before Expenses
                                                      Assets++                 Waived or Assumed
                                              -----------------------       -----------------------
                                                                  Net                           Net      Portfolio
                   Total        Net Assets                 Investment                    Investment       Turnover
                  Return*    End of Period    Expenses         Income       Expenses         Income           Rate
                     (%)     (in millions)         (%)            (%)            (%)            (%)            (%)
------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
---------------------
Class A
-------
1995(d)            19.40           $ 50           1.10           6.43           1.43           6.10             27
1996(d)             2.39             46           1.11           5.96           1.42           5.65             22
1997(d)             9.14             45           1.11           6.18           1.43           5.86             34
1998(a)             8.29             50           1.10+          6.02+          1.40+          5.72+            49
1999(e)            (2.21)            49           1.10           5.70           1.38           5.42             18
2000(e)             5.03             47           1.10           6.36           1.35           6.11             62

Class B
-------
1995(b)            18.08              1           1.80+          5.73+          2.13+          5.40+            27
1996(d)             1.64              2           1.81           5.26           2.12           4.95             22
1997(d)             8.40              3           1.81           5.48           2.13           5.16             34
1998(a)             7.73              5           1.80+          5.32+          2.10+          5.02+            49
1999(e)            (2.90)             7           1.80           5.00           2.08           4.72             18
2000(e)             4.31              8           1.80           5.66           2.05           5.41             62
------------------------------------------------------------------------------------------------------------------
INCOME FUND
-----------
Class A
-------
1995(d)            18.54           $425           1.18           9.53            N/A            N/A             33
1996(d)            13.40            432           1.16           9.27            N/A            N/A             30
1997(d)            12.62            439           1.15           8.63            N/A            N/A             45
1998(a)              .49            410           1.27+          8.68+           N/A            N/A             28
1999(e)             3.13            389           1.29           9.71            N/A            N/A             28
2000(e)             2.46            501           1.29           9.55            N/A            N/A             14

Class B
-------
1995(b)            17.46              2           1.92+          8.78+           N/A            N/A             33
1996(d)            12.51              3           1.86           8.57            N/A            N/A             30
1997(d)            11.95              6           1.85           7.93            N/A            N/A             45
1998(a)             (.06)             9           1.97+          7.98+           N/A            N/A             28
1999(e)             2.29             14           1.99           9.01            N/A            N/A             28
2000(e)             1.81             23           1.99           8.85            N/A            N/A             14
------------------------------------------------------------------------------------------------------------------

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Boards of Directors/Trustees of First Investors Cash Management Fund, Inc.
First Investors Government Fund, Inc.
First Investors Investment Grade Fund
First Investors Fund For Income, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the First Investors Cash Management Fund, Government Fund, Investment Grade Fund (a series of First Investors Series Fund), and Fund For Income as of September 30, 2000, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Investors Cash Management Fund, Government Fund, Investment Grade Fund, and Fund For Income at September 30, 2000, and the results of their operations for the year then ended, and changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
October 31, 2000



FIRST INVESTORS TAXABLE BOND AND MONEY MARKET FUNDS

Directors/Trustees
------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
--------
Glenn O. Head
President

George V. Ganter
Vice President

Nancy W. Jones
Vice President

Michael J. O'Keefe
Vice President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary



FIRST INVESTORS TAXABLE BOND AND MONEY MARKET FUNDS

Shareholder Information
-----------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

The Cash Management Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.